UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21902

Cohen & Steers Institutional Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $24.83 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Institutional Global Realty Shares	11.14%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	11.74%
S&P 500 Index[a]	7.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-weighted total return index which consists of approximately 317 companies from 23 countries whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities and is net of dividend withholding taxes. The Standard and Poor's 500 Composite Stock Index (S&P 500 index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Investment Review

The period was favorable for many equity and fixed income asset classes, aided by a decline in sovereign bond yields around the world. In this environment, global real estate stocks outperformed the broader equity markets, aided by an improvement in fundamentals in most countries and low borrowing costs.

U.S. Real Estate Investment Trusts (REITs) registered strong gains in the first half of 2014, outgaining the broad equity market after broadly underperforming in 2013. Fundamentals continued to improve for all types of U.S. real estate, driving solid returns across the REIT landscape. Apartment REITs (23.6% total returnb) performed well despite continued pressures of new supply. Many companies exhibited better-than-expected cash flow growth, as continued demand for rental housing enabled them to raise occupancies and rents. Revenues at self storage REITs (18.1%) also continued to improve as they gained market share from smaller competitors.

The regional mall (16.4%) and shopping center (16.7%) sectors benefited from growing retail sales and improving tenant demand for in-line storefronts in prime locations. Managements also had success improving the productivity of lower-performing assets through redevelopment. In the office sector (17.8%), asset values and rent-growth expectations continued to improve, particularly in New York City and San Francisco.

European Markets Were Broadly Positive

Continental Europe benefited from signs of economic recovery along with stimulus from the European Central Bank (ECB). The ECB announced plans to stimulate economic activity with aggressive new liquidity measures, including targeted operations designed to provide low-cost loans to small businesses. Investors perceived the news as a sign that interest rates in the Eurozone are likely to remain lower for longer than previously expected. Sovereign yields across the region fell to all-time lows, with peripheral markets such as Spain and Italy offering yields similar to U.S. Treasuries.

As countries with struggling economies, France (20.7% total returnc) and the Netherlands (19.2%) were clear beneficiaries of the equity-friendly stimulus measures announced by the ECB. Particularly strong performers included companies with lower-quality assets that struggled the most during the prolonged recession. However, Unibail-Rodamco, which owns high-quality shopping centers, also performed well. The company continued to demonstrate an ability to raise capital on favorable terms and through diverse financing channels.

b  U.S. sectors in dollars as represented by the FTSE NAREIT Equity REIT Index.

c  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

The U.K. (8.5%), which is outside the Eurozone, underperformed the Continent. However, fundamentals for commercial real estate within London and the wider U.K. continued to strengthen, along with improvements in the country's economic growth and employment.

In Canada (9.7%), Allied Properties REIT performed well. In a market with relatively limited growth strategies compared with the U.S., Allied Properties REIT has been actively creating value through development projects primarily in Toronto.

Asia Pacific markets were positive as a group, but trailed Europe. Japan (–7.6%) experienced a decline following its market-leading performance in 2013, hindered by generally disappointing economic data and weakness in certain developers. However, a number of Japan's landlord REITs performed well, buoyed by strong fund flows, as investors searched for income in a low-yield market.

Australia (12.8%) was a top performer in the region, supported by capital flows from domestic and foreign investors drawn to the country's attractive values and stable interest-rate outlook. Hong Kong (5.0%) had a relatively modest gain after initially struggling, with shifts in performance influenced by perceptions of economic growth in a decelerating/stabilizing China. Singapore (7.6%) rallied in the second quarter to post a gain for the period, benefiting from lower interest rates and signs of a stabilizing office market.

Fund Performance

The Fund had a positive total return in the period, although it underperformed its benchmark. Relative performance was hindered by stock selection in Singapore, Australia, the Netherlands and Spain (7.2% total return in the index), along with our out-of-index allocation to China Overseas Land & Investment, which declined during the period.

Relative performance was aided by our underweight in Japan, which was the only country in the index that had a decline for the period. Our underweight in Canada and overweight in Hong Kong also contributed positively to relative returns, as did stock selection in the U.K. and the U.S.

Investment Outlook

We believe the U.S. economy remains on track for stronger GDP growth and a gradual rise in interest rates. We view this as a favorable backdrop for REITs, as the potential for higher asset values and cash flows should outweigh the likely return of upward-trending Treasury yields. In our view, U.S. REITs continue to offer attractive valuations, as modest premiums to net asset values are justified given the improvement in real estate fundamentals and continued job growth.

Our positive outlook for the U.S. economy leads us to prefer cyclically sensitive names, although we have balanced these positions with attractively valued noncyclical assets that may perform better if tepid growth continues. We continue to favor New York City offices given the continued strengthening in fundamentals. We have also begun to take targeted positions in suburban office companies trading at discounts to their underlying property values.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

We continue to see attractive value in high-quality regional mall and shopping center landlords, as well as some owners of Class B assets that we believe offer potential for attractive risk-adjusted returns. Within the self storage sector, we expect further upside to cash flow growth amid strong demand and limited new supply.

European Countries Are Slowly Recovering

We expect economic data across Europe to continue to improve, including further expansion in manufacturing and a decline in unemployment. Importantly, we are also seeing improvement in credit growth amid strengthening demand for corporate loans and looser lending standards. We believe the continued expansion of credit is critical to the continued improvement of real estate fundamentals across the region. The ECB appears committed to keeping these trends on track, as evidenced most recently by its early June unveiling of measures such as interest-rate reductions and extended asset purchase programs.

On a country basis, we believe there is still room for the expansion cycle in the U.K. to continue. Operating trends and capital values in London and the entire U.K. are reflecting increasingly healthy fundamentals. Retail properties and Class A and B ofﬁces in the City and the West End are maintaining high occupancies and unusually strong rent growth, while demand for these assets from investors remains strong. We also maintain our favorable view of Germany. In our view, Germany's residential real estate will continue to outperform, particularly as the ECB acts more decisively to stimulate the economy.

We See Opportunities in Asia Pacific

In Japan, we see further evidence that fundamentals are improving in the Tokyo office market, albeit at a slow pace. We expect rents to rise as business sentiment gradually improves and demand for space grows. We prefer developers with prime Tokyo assets and strong development pipelines, and J-REITs that can expand their asset base while growing dividends, and we especially favor office names.

We have turned incrementally more positive on Hong Kong's residential sector, given attractive valuations, improving responses to property launches after recent price cuts, and an apparent trough in policy tightening. We have a favorable view of office companies with good quality assets, improving pricing power and growing earnings. The latest data shows that Central office rentals are bottoming, with vacancies edging down.

In Singapore, we favor certain office and hospitality companies that stand to experience a cyclical recovery. We also see value in selective industrial REITs that have strong development pipelines in China's bustling port cities, and leading retail REITs that could benefit from good domestic demand.

While we maintain a positive long-term view of Australia's commercial real estate fundamentals, we have become more cautious toward the market in the intermediate term. Our prior thesis for an improvement in cyclical sector growth fundamentals and higher property values has largely been realized. We believe equity valuations are now relatively less attractive, particularly given the potential for slowing economic growth as the government steps up its efforts to reduce its deficit or even move to a surplus.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

JON CHEIGH	CHARLES J. MCKINLEY
Portfolio Manager	Portfolio Manager

LUKE SULLIVAN	ROGIER QUIRIJNS
Portfolio Manager	Portfolio Manager

  WILLIAM LEUNG

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2014

	1 Year	5 Years	Since Inception[a]
Fund	14.29%	15.48%	3.42%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios were 1.01% and 1.00%, respectively, as disclosed in the May 1, 2014 prospectus. The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 1.00% of average daily net assets. This commitment will remain in place for the life of the Fund.

a  Inception date of August 10, 2006.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs including investment management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014—June 30, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period[a] January 1, 2014– June 30, 2014
Actual (11.14% return)	$1,000.00	$1,111.40	$5.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

a  Expenses are equal to the Fund's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the investment manager, the annualized expense ratio would have been 1.02%.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

June 30, 2014

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$30,000,903	5.4
Mitsui Fudosan Co., Ltd.	20,496,101	3.7
Mitsubishi Estate Co., Ltd.	16,760,119	3.0
Equity Residential	16,499,007	3.0
Hammerson PLC	16,192,726	2.9
Sun Hung Kai Properties Ltd.	15,461,456	2.8
Land Securities Group PLC	15,249,891	2.8
Prologis	12,935,748	2.3
SL Green Realty Corp.	11,848,556	2.2
Regency Centers Corp.	11,676,152	2.1

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.5%
AUSTRALIA	6.5%
REAL ESTATE
DIVERSIFIED	1.1%
BGP Holdings PLC (EUR)[a,b,c]		7,741,744	$0
Dexus Property Group		5,701,727	5,967,850
			5,967,850
INDUSTRIALS	1.6%
Goodman Group		1,900,596	9,050,440
RETAIL	3.8%
CFS Retail Property Trust		2,521,463	4,850,330
Scentre Group[c]		1,890,419	5,704,223
Westfield Corp.		1,517,190	10,229,032
			20,783,585
TOTAL AUSTRALIA			35,801,875
BERMUDA	1.0%
REAL ESTATE—HOTEL
Belmond Ltd., Class A (USD)[c]		366,359	5,326,860
CANADA	1.5%
REAL ESTATE
DIVERSIFIED	0.5%
Canadian Real Estate Investment Trust		60,963	2,627,514
OFFICE	1.0%
Allied Properties Real Estate Investment Trust		165,019	5,466,868
TOTAL CANADA			8,094,382
FRANCE	3.6%
REAL ESTATE
DIVERSIFIED	0.7%
Gecina SA		27,058	3,945,881
RETAIL	2.9%
Klepierre		182,547	9,302,323
Unibail-Rodamco		23,526	6,843,898
			16,146,221
TOTAL FRANCE			20,092,102

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
GERMANY	2.2%
REAL ESTATE
OFFICE	0.4%
Alstria Office REIT AGc		190,259	$2,519,766
RESIDENTIAL	1.8%
Deutsche Annington Immobilien SE		80,686	2,374,287
Deutsche Wohnen AG		244,300	5,268,691
LEG Immobilien AGc		32,073	2,160,525
			9,803,503
TOTAL GERMANY			12,323,269
HONG KONG	9.6%
REAL ESTATE
DIVERSIFIED	5.5%
Henderson Land Development Co., Ltd.		482,900	2,828,713
New World Development Co., Ltd.		6,311,936	7,183,020
Sun Hung Kai Properties Ltd.		1,126,245	15,461,456
Swire Properties Ltd.		754,600	2,205,266
Wharf Holdings Ltd.		375,051	2,709,906
			30,388,361
OFFICE	1.3%
Hongkong Land Holdings Ltd. (USD)		1,102,279	7,352,201
RESIDENTIAL	0.9%
China Overseas Land & Investment Ltd.		1,925,458	4,670,547
RETAIL	1.9%
Link REIT		1,918,000	10,319,545
TOTAL HONG KONG			52,730,654
JAPAN	13.6%
REAL ESTATE
DIVERSIFIED	10.3%
Activia Properties		498	4,380,021
Hulic Co., Ltd.		509,200	6,710,251
Mitsubishi Estate Co., Ltd.		678,882	16,760,119
Mitsui Fudosan Co., Ltd.		607,833	20,496,101

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
Nomura Real Estate Master Fund		1,945	$2,376,892
Sumitomo Realty & Development Co., Ltd.		136,000	5,835,763
			56,559,147
OFFICE	2.1%
Japan Real Estate Investment Corp.		959	5,585,213
Nippon Building Fund		323	1,887,528
Nomura Real Estate Office Fund		866	4,090,430
			11,563,171
RETAIL	1.2%
Japan Retail Fund Investment Corp.		2,916	6,557,078
TOTAL JAPAN			74,679,396
NETHERLANDS	2.0%
REAL ESTATE
OFFICE	1.1%
Nieuwe Steen Investments NV		976,618	6,151,503
RETAIL	0.9%
Corio NV		79,236	4,046,971
Wereldhave NV		8,639	803,215
			4,850,186
TOTAL NETHERLANDS			11,001,689
NORWAY	0.4%
REAL ESTATE—OFFICE
Norwegian Property ASA[c]		1,568,744	1,930,927
SINGAPORE	3.7%
REAL ESTATE
DIVERSIFIED	1.1%
Capitaland Ltd.		2,351,000	6,033,523
HOTEL	0.9%
City Developments Ltd.		614,000	5,037,469
INDUSTRIALS	1.5%
Global Logistic Properties Ltd.		3,680,000	7,968,562

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
OFFICE	0.2%
CapitaCommercial Trust		831,000	$1,132,970
TOTAL SINGAPORE			20,172,524
SPAIN	0.9%
REAL ESTATE—DIVERSIFIED
Hispania Activos Inmobiliarios SAc		180,710	2,500,444
Lar Espana Real Estate Socimi SAc		194,144	2,525,494
TOTAL SPAIN			5,025,938
SWEDEN	0.7%
REAL ESTATE—DIVERSIFIED
Hemfosa Fastigheter ABc		234,532	3,940,136
UNITED KINGDOM	7.9%
REAL ESTATE
DIVERSIFIED	3.1%
Land Securities Group PLC		860,113	15,249,891
Londonmetric Property PLC		878,026	2,030,085
			17,279,976
OFFICE	1.0%
Derwent London PLC		118,402	5,428,542
RETAIL	2.9%
Hammerson PLC		1,631,325	16,192,726
SELF STORAGE	0.9%
Big Yellow Group PLC		573,752	4,870,319
TOTAL UNITED KINGDOM			43,771,563
UNITED STATES	45.9%
REAL ESTATE
DIVERSIFIED	5.2%
American Assets Trust		118,643	4,099,116
American Realty Capital Properties		751,825	9,420,367
Forest City Enterprises, Class Ac		413,108	8,208,456
Vornado Realty Trust		64,878	6,924,429
			28,652,368

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
HEALTH CARE	3.1%
Aviv REIT		192,023	$5,409,288
Omega Healthcare Investors		149,911	5,525,719
Ventas		100,506	6,442,435
			17,377,442
HOTEL	4.5%
Hilton Worldwide Holdings[c]		165,184	3,848,787
Host Hotels & Resorts		284,908	6,270,825
La Quinta Holdings[c]		127,470	2,439,776
Strategic Hotels & Resorts[c]		563,728	6,601,255
Sunstone Hotel Investors		371,675	5,549,108
			24,709,751
INDUSTRIALS	3.1%
First Industrial Realty Trust		206,888	3,897,770
Prologis		314,815	12,935,748
			16,833,518
OFFICE	7.5%
CommonWealth REIT		31,534	829,975
Corporate Office Properties Trust		192,410	5,350,922
Douglas Emmett		262,448	7,406,282
Empire State Realty Trust, Class A		241,584	3,986,136
Kilroy Realty Corp.		92,061	5,733,559
Parkway Properties		299,335	6,181,268
SL Green Realty Corp.		108,295	11,848,556
			41,336,698
RESIDENTIAL—APARTMENT	5.7%
American Homes 4 Rent, Class A		155,336	2,758,768
Apartment Investment & Management Co.		247,485	7,986,341
Equity Residential		261,889	16,499,007
Home Properties		68,944	4,409,658
			31,653,774

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SELF STORAGE	3.9%
Extra Space Storage		119,611	$6,369,285
Public Storage		56,288	9,644,949
Sovran Self Storage		70,887	5,476,021
			21,490,255
SHOPPING CENTERS	12.9%
COMMUNITY CENTER	5.4%
Brixmor Property Group		179,904	4,128,797
Kimco Realty Corp.		473,276	10,875,882
Regency Centers Corp.		209,701	11,676,152
Retail Properties of America, Class A		104,048	1,600,258
Washington Prime Group[c]		74,711	1,400,084
			29,681,173
REGIONAL MALL	7.5%
General Growth Properties		347,209	8,180,244
Glimcher Realty Trust		276,910	2,998,935
Simon Property Group		180,424	30,000,903
			41,180,082
TOTAL SHOPPING CENTERS			70,861,255
TOTAL UNITED STATES			252,915,061
TOTAL COMMON STOCK (Identified cost—$439,487,253)			547,806,376
		Number of Warrants
WARRANTS—HONG KONG	0.0%
REAL ESTATE—DIVERSIFIED
Sun Hung Kai Properties Ltd, expires 4/22/16[c]		76,742	100,205
TOTAL WARRANTS (Identified cost—$0)			100,205

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[d]		800,000	$800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$800,000)			800,000
TOTAL INVESTMENTS (Identified cost—$440,287,253)	99.6%		548,706,581
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4		2,034,402
NET ASSETS (Equivalent to $24.83 per share based on 22,179,028 shares of common stock outstanding)	100.0%		$550,740,983

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

c  Non-income producing security.

d  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Sector Summary	% of Net Assets
Diversified	29.1
Office	15.0
Retail	13.5
Shopping Centers	12.9
Residential	8.4
Hotel	6.4
Industrials	6.3
Self Storage	4.8
Health Care	3.1
Other	0.5
100.0

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$440,287,253)	$548,706,581
Cash	898,912
Foreign currency, at value (Identified cost—$87,449)	87,544
Receivable for:
Investment securities sold	6,341,513
Dividends	1,743,161
Fund shares sold	405,466
Other assets	3,054
Total Assets	558,186,231
LIABILITIES:
Payable for:
Investment securities purchased	6,261,757
Fund shares redeemed	516,975
Investment management fees	450,656
Dividends declared	215,228
Directors' fees	632
Total Liabilities	7,445,248
NET ASSETS applicable to 22,179,028 shares of $0.001 par value of common stock outstanding	$550,740,983
NET ASSET VALUE PER SHARE:
($550,740,983 ÷ 22,179,028 shares outstanding)	$24.83
NET ASSETS consist of:
Paid-in capital	$522,451,730
Dividends in excess of net investment income	(7,149,782)
Accumulated net realized loss	(72,987,596)
Net unrealized appreciation	108,426,631
$550,740,983

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income (net of $309,059 of foreign withholding tax)	$7,231,336
Expenses:
Investment management fees	2,640,722
Registration and filing fees	19,836
Directors' fees and expenses	14,084
Line of credit fees	5,712
Miscellaneous	2,977
Total Expenses	2,683,331
Reduction of Expenses (See Note 2)	(42,607)
Net Expenses	2,640,724
Net Investment Income	4,590,612
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,411,682
Foreign currency transactions	(28,531)
Net realized gain	12,383,151
Net change in unrealized appreciation (depreciation) on:
Investments	39,510,306
Foreign currency translations	7,097
Net change in unrealized appreciation (depreciation)	39,517,403
Net realized and unrealized gain	51,900,554
Net Increase in Net Assets Resulting from Operations	$56,491,166

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$4,590,612	$8,057,024
Net realized gain	12,383,151	54,471,026
Net change in unrealized appreciation (depreciation)	39,517,403	(41,030,905)
Net increase in net assets resulting from operations	56,491,166	21,497,145
Dividends to shareholders from net investment income	(5,842,622)	(13,102,816)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(10,992,395)	(2,710,345)
Total increase in net assets	39,656,149	5,683,984
Net Assets:
Beginning of period	511,084,834	505,400,850
End of period[a]	$550,740,983	$511,084,834

a  Includes dividends in excess of net investment income of $7,149,782 and $5,897,772, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.58	$22.28	$18.52	$20.72	$18.51	$14.23
Income (loss) from investment operations:
Net investment income	0.20 [a]	0.36 [a]	0.35 [a]	0.56	0.84 [b]	0.76
Net realized and unrealized gain (loss)	2.32	0.53	4.40	(2.43)	2.33	4.65
Total from investment operations	2.52	0.89	4.75	(1.87)	3.17	5.41
Less dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.59)	(0.99)	(0.26)	(0.96)	(1.13)
Tax return of capital	—	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.27)	(0.59)	(0.99)	(0.33)	(0.96)	(1.13)
Net increase (decrease) in net asset value	2.25	0.30	3.76	(2.20)	2.21	4.28
Net asset value, end of period	$24.83	$22.58	$22.28	$18.52	$20.72	$18.51
Total investment return[c]	11.14%[d]	4.07%	25.91%	–9.15%	17.56%	38.68%

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	2010	2009
Net assets, end of period (in millions)	$550.7	$511.1	$505.4	$503.5	$525.8	$350.7
Ratio of expenses to average daily net assets (before expense reduction)	1.02%[e]	1.01%	1.02%	1.03%	1.03%	1.04%
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%[e]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average daily net assets (before expense reduction)	1.72%[e]	1.54%	1.69%	1.68%	2.07%	2.38%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.74%[e]	1.55%	1.71%	1.71%	2.10%	2.43%
Portfolio turnover rate	52%[d]	126%	100%	101%	111%	186%

a  Calculation based on average shares outstanding.

b  20.6% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Institutional Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 11, 2006 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Australia	$35,801,875	$35,801,875	$—	$—	[a]
Common Stock— Other Countries	512,004,501	512,004,501	—	—
Warrants—Hong Kong	100,205	100,205	—	—
Money Market Funds	800,000	—	800,000	—
Total Investments[b]	$548,706,581	$547,906,581	$800,000	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to waive its fees and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2014, fees waived and/or expenses reimbursed totaled $42,607.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily assets managed by the investment manager and each subadvisor.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $273,068,256 and $278,505,104, respectively.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$440,287,253
Gross unrealized appreciation	$109,625,390
Gross unrealized depreciation	(1,206,062)
Net unrealized appreciation	$108,419,328

As of December 31, 2013, the Fund had a net capital loss carryforward of $65,048,257, which may be used to offset future capital gains. This loss is a short-term capital loss carryover, of which $65,048,257 will expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $3,031,724 and net ordinary losses of $2,445,948 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Sold	1,427,196	$33,554,084	6,564,327	$151,233,184
Issued as reinvestment of dividends	226,637	5,627,395	562,808	12,420,362
Redeemed	(2,107,016)	(50,173,874)	(7,176,308)	(166,363,891)
Net decrease	(453,183)	$(10,992,395)	(49,173)	$(2,710,345)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 23, 2015. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2014, the Fund did not borrow under the credit agreement.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the three-year period ended March 31, 2014, ranking in the fifth quintile; the Fund represented the median of the Peer Funds for the five-year period ended March 31, 2014, ranking in the third quintile, and outperformed the median of the Peer Funds for the one-year period ended March 31, 2014, ranking in the second quintile. The Board of Directors also noted that the Fund had underperformed its benchmark for the three- and five-year periods and outperformed its benchmark for the one-year period. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual and contractual management fees were higher than the medians of the Peer Funds, ranking in the fifth quintiles for each. The Board of Directors noted that the Fund's net expense ratio was slightly higher (by 0.03%) than the median of the Peer Funds, ranking in the third quintile. The Board of Directors considered that the Investment Advisor is waiving its fees and/or reimbursing expenses to limit the overall operating expenses of the Fund. The

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Board of Directors also considered that the Investment Manager charges the Fund a unitary fee, causing the Investment Manager to reimburse expenses to limit total expenses. The Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors noted that the Investment Manager is currently waiving its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Investment Manager pays most of the regular operating costs of the Fund and reimburses the Fund to the extent that total expenses exceed the advisory fee rate. The Board of Directors determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

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Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Jon Cheigh
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLC
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: GRSIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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GRSIXSAR

Semiannual Report June 30, 2014

Cohen & Steers Institutional Global Realty Shares

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSITUTIONAL GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 28, 2014